UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 31, 2016

ARCHROCK PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-33078	22-3935108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16666 Northchase Drive

Houston, Texas 77060

(Address of Principal Executive Offices) (Zip Code)

(281) 836-8000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement

On October 31, 2016, Archrock Partners, L.P.  (the “Partnership” or “we”) entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) with Archrock, Inc. (“AROC”), Archrock Services, L.P. (“OpCo”), Archrock Services Leasing LLC (“Archrock Leasing”), Archrock GP LP LLC (“LP LLC”), Archrock GP LLC (“GP LLC”), Archrock MLP LP LLC (“MLP LP LLC”), Archrock General Partner, L.P. (“GP”), Archrock Partners Operating LLC (“APLP Operating”) and Archrock Partners Leasing LLC (“APLP Leasing”). The Contribution Agreement provides for, among others, the following transactions:

1.                                      A series of conveyances, contributions and distributions by OpCo to various parties to the Contribution Agreement and ultimately to APLP Operating and APLP Leasing of specified compression services customer contracts and compression equipment used to provide compression services under those contracts;

2.                                      Our issuance to MLP LP LLC of common units representing limited partner interests in the Partnership (“Common Units”); and

3.                                      Our issuance to GP, our general partner, of general partner units in the Partnership.

The number of Common Units and general partner units to be issued will be equal to $85 million divided by the volume weighted daily average price of the Partnership’s common units for the 30 trading days ending one trading day prior to the closing date, as reported on the NASDAQ Global Select Market.

These transactions, which are subject to standard closing conditions, including the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, are expected to close in November 2016. An additional closing condition requires us and AROC to enter into an amendment to the Fourth Amended and Restated Omnibus Agreement, dated as of November 3, 2015 (as so amended, the “Omnibus Agreement”), by and among us, AROC, OpCo, GP LLC, GP and APLP Operating, regarding several relationships between us and AROC. The Omnibus Agreement is hereby incorporated by reference to Exhibit 10.8 to our Annual Report on Form 10-K filed on February 29, 2016.  The amendment will, among other things, (1) extend the terms of certain non-competition and equipment transfer provisions for an additional year such that they will now terminate on December 31, 2018 and (2) restate the schedules that identify the customers of AROC and its subsidiaries (other than the Partnership and its subsidiaries), on the one hand, and  the Partnership and its subsidiaries, on the other hand.

The foregoing summary is qualified in its entirety by reference to the Contribution Agreement, a copy of which is filed as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.

Relationships

Each of the parties to the Contribution Agreement, other than AROC, is a direct or indirect subsidiary of AROC. As a result, certain individuals, including officers and directors of AROC and GP LLC, serve as officers and/or directors of more than one of such entities. Also, AROC holds (as of the date of this Form 8-K and without giving effect to the Common Units to be issued in connection with the consummation of the transactions contemplated by the Contribution Agreement) an indirect 39% limited partner interest in us through its subsidiaries and an approximate 2% general partner interest and incentive distribution rights in us through its indirect ownership of GP, our general partner.

Item 7.01                                           Regulation FD Disclosure

On October 31, 2016, we announced that we had entered into the Contribution Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements

Statements about the consummation of any transaction and all other statements other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside our control, which could cause actual results to differ materially from such statements. Forward-looking information includes, but is not limited to, statements regarding our ability to complete the proposed transaction and the expected timing of the closing of the transaction.

While we believe that the assumptions concerning future events are reasonable, we caution that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of our business. Among the factors that could cause results to differ materially from those indicated by forward-looking statements are the results of the review of the proposed transaction by regulatory agencies and the failure to satisfy the conditions to the closing of the transaction.

These forward-looking statements are also affected by the risk factors, forward-looking statements and challenges and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2015, and those set forth from time to time in our filings with the Securities and Exchange Commission, which are currently available at www.archrock.com. Except as required by law, we expressly disclaim any intention or obligation to revise or update any forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1

Contribution, Conveyance and Assumption Agreement, dated October 31, 2016, by and among Archrock, Inc., Archrock Services, L.P., Archrock Services Leasing LLC, Archrock GP LP LLC, Archrock GP LLC, Archrock MLP LP LLC, Archrock General Partner, L.P., Archrock Partners Operating LLC, Archrock Partners Leasing LLC and Archrock Partners, L.P.*

99.1	Press release of Archrock, Inc. and Archrock Partners, L.P., dated October 31, 2016

*                                         Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK PARTNERS, L.P.

	By:	Archrock General Partner, L.P., its general partner

	By:	Archrock GP LLC, its general partner

/s/ David S. Miller
David S. Miller
Senior Vice President and Chief Financial Officer
Date: November 2, 2016

Exhibit Index

Exhibit No.	Description
10.1

Contribution, Conveyance and Assumption Agreement, dated October 31, 2016, by and among Archrock, Inc., Archrock Services, L.P., Archrock Services Leasing LLC, Archrock GP LP LLC, Archrock GP LLC, Archrock MLP LP LLC, Archrock General Partner, L.P., Archrock Partners Operating LLC, Archrock Partners Leasing LLC and Archrock Partners, L.P.*

99.1	Press release of Archrock, Inc. and Archrock Partners, L.P., dated October 31, 2016

*                                         Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership undertakes to furnish supplementally copies of any of the omitted schedules or exhibits upon request by the SEC.